UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       February 19, 2016

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive

Watsonville, California 95076

 (Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 25, 2016, West Marine, Inc. (the “Company”) issued a press release announcing its consolidated financial results for the 13-week period (fourth quarter) ended January 2, 2016 and for the 52- week period ended January 2, 2016. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to disclosing financial results that are determined in accordance with accounting principles, generally accepted in the United States (“GAAP”), the press release discloses EBITDA and adjusted EBITDA, which are non-GAAP financial measures, as supplemental measures to help investors evaluate our fundamental operational performance. EBITDA is defined as net income (loss) plus interest expense, depreciation and amortization, and income tax expense. Adjusted EBITDA is defined as net income (loss) plus interest expense, depreciation and amortization, income tax expense, and charges incurred for recent employee overhead reductions. EBITDA and adjusted EBITDA are not presentations made in accordance with GAAP, are not measures of financial performance or condition, liquidity or profitability, and should not be considered as alternatives to (1) net income, operating income or any other performance measures determined in accordance with GAAP or (2) operating cash flows determined in accordance with GAAP. Additionally, EBITDA and adjusted EBITDA are not intended to be measures of free cash flow for management’s discretionary use, as they do not consider certain cash requirements such as interest payments, tax payments and debt service requirements and replacements of fixed assets. By eliminating interest, income taxes, depreciation and amortization, we believe the result is a useful measure across time in evaluating our fundamental core operating performance. In addition, management believes that adjusted EBITDA provides a clearer picture of operating performance of our business by removing charges incurred for recent employee overhead reductions.

Our presentation of EBITDA and adjusted EBITDA has limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because not all companies use identical calculations, the presentation of EBITDA and adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Management believes that the presentation of EBITDA and adjusted EBITDA are useful to investors because these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the operating performance of companies in industries similar to ours. Management also uses EBITDA to evaluate our operations. However, as indicated, EBITDA and adjusted EBITDA do not include interest expense on borrowed money, the payment of income taxes, amortization of our definite-lived intangible assets, or depreciation expense on our capital assets, which are necessary elements of our operations. Since EBITDA and adjusted EBITDA do not account for these and other expenses, its utility as a measure of our operating performance has limitations. Due to these limitations, management does not view EBITDA or adjusted EBITDA in isolation, but also uses other measurements, such as net income and revenues to measure operating performance.

Management has reconciled this non-GAAP financial measure to the most directly comparable GAAP financial measures in the tables included in the press release furnished as Exhibit 99.1 to this report. EBITDA and adjusted EBITDA should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The information furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02	Compensatory Arrangements of Certain Officers

On February 19, 2016, the Company’s Compensation and Leadership Development Committee (the “CLDC”) of the Board of Directors approved certain modifications to the Company’s long-term incentive program. These modifications were recommended by management and the CLDC’s independent compensation advisor, FW Cook & Co., to better align equity award grants with market practices. As a result, in 2016, equity awards will still consist of time-vested restricted stock units (“RSUs”) and performance-based RSUs (“PVUs”), however the actual number of RSUs and PVUs (if the performance metric is met) granted will be based on a fixed value approach instead of a fixed number of shares. The number of RSUs and PVUs granted will be determined by dividing a fixed dollar value by the average high and low price of the Company’s common stock traded on the applicable grant date.

Additionally, for fiscal year 2016, the performance metric for PVUs was changed from return on invested capital to return on capital (“ROC”), which management believes better measures the profitability of the capital investments made by the Company. ROC is generally calculated by dividing earnings before interest and taxes by net working capital deployed in the operation of the business over that course of the 2016 fiscal year, subject to any adjustments approved by the CLDC or the Board. The target number of PVUs for eligible participants will be communicated on March 14, 2016, and the actual number of PVUs earned will be determined as described below, based upon the actual achievement of the ROC performance goal as follows:

Performance Level	FY 2016 Ending ROC Performance Goal %	Resulting Payout % Earned
Threshold	4.56%	50%
Target	8.02%	100%
Maximum	12.25%	150%

Achievement of the ROC goal will be subject to confirmation by the CLDC after the financial results for the performance period have been prepared by the Company.

All equity awards vest in three equal annual installments.  RSUs will be granted on March 14, 2016 and one third of the PVUs, if the performance criteria are met, each will vest on March 14th of 2017, 2018 and 2019.

The Company may deduct or withhold, or require equity award recipients to remit to the Company, through the sale of vested shares or otherwise, the amount necessary to satisfy all applicable taxes and fees. Executive officers, also have the sole power to direct the Company to withhold an amount of shares sufficient to satisfy such tax and fee obligations. Executive officers must make such election during an open trading window such election, once made, is irrevocable.

The base salaries and short term incentive program for our executive officers remain unchanged from 2015 to 2016.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	Exhibits:

		10.1*	Form of Notice of Grant of Time-Vested Restricted Stock Units and Restricted Stock Unit Agreement for Associates.

		10.2*	Form of Notice of Grant of Performance-Based Restricted Stock Units and Performance-Based Restricted Stock Unit Agreement for Associates.

		99.1	Press Release dated February 25, 2016 (furnished pursuant to Item 2.02).

*	Indicates a management contract or compensatory plan or arrangement within the meaning of Item 601(b)(10(iii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: February 25, 2016	By:	/s/ Jeffrey L. Lasher
Jeffrey L. Lasher
Executive Vice President and
Chief Financial Officer